EXHIBIT 10.2

_________________________________________________________________

TENTH AMENDMENT, CONSENT AND WAIVER

TO THE

LOAN AND SECURITY AGREEMENT

BETWEEN

GEE GROUP INC. (FORMERLY GENERAL EMPLOYMENT ENTERPRISES, INC.), TRIAD PERSONNEL SERVICES, INC.,

BUSINESS MANAGEMENT PERSONNEL, INC., BMPS, INC., BMCH, INC., BMCHPA, INC.,

TRIAD LOGISTICS, INC., SCRIBE SOLUTIONS, INC., AGILE RESOURCES, INC.,

ACCESS DATA CONSULTING CORPORATION

AND

PALADIN CONSULTING, INC.

AND

ACF FINCO I LP

DATED AS OF SEPTEMBER 27, 2013

__________________________________________________________________

Amendment Effective Date: January 20, 2017

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TENTH AMENDMENT, CONSENT AND WAIVER TO LOAN AND SECURITY AGREEMENT

This Tenth Amendment, Consent and Waiver (this “Amendment”) is entered into this 20th day of January, 2017, between GEE GROUP INC. (formerly General Employment Enterprises, Inc.), a corporation organized under the laws of the State of Illinois (“GEE”), TRIAD PERSONNEL SERVICES, INC., a corporation organized under the laws of the State of Illinois (“TPS”), BUSINESS MANAGEMENT PERSONNEL, INC., a corporation organized under the laws of the State of Ohio (“BUMPS”), BMPS, INC., a corporation organized under the laws of the State of Ohio (“BMPSOH”), BMCH, INC., a corporation organized under the laws of the State of Ohio (“BMCH”), BMCHPA, INC., a corporation organized under the laws of the Commonwealth of Pennsylvania (“BMCHPA”), TRIAD LOGISTICS, INC., a corporation organized under the laws of the State of Ohio (“Triad”), SCRIBE SOLUTIONS, INC., a corporation organized under the laws of the State of Florida (“Scribe”), AGILE RESOURCES, INC., a corporation organized under the laws of the State of Georgia, (“Agile”), ACCESS DATA CONSULTING CORPORATION, a corporation organized under the laws of the State of Colorado (“Access Data”), and PALADIN CONSULTING, INC., a corporation organized under the laws of the state of Texas (“Paladin”, and collectively with the foregoing, “Borrower”), and ACF FINCO I LP, a limited partnership formed under the laws of the State of Delaware (“Lender”).

RECITALS:

Borrower and Lender are parties to a Loan and Security Agreement dated September 27, 2013, as amended by a First Amendment effective as of December 31, 2013, by a Second Amendment effective as of December 3, 2014, by a Third Amendment, Consent and Waiver effective as of April 1, 2015 and by a Fourth Amendment, Consent and Waiver effective as of June 15, 2015, by a Fifth Amendment, Consent and Waiver dated as of August 1, 2015, by a Sixth Amendment, Consent and Waiver dated as of September 18, 2015, by a Seventh Amendment, Consent and Waiver effective as of October 4, 2015, by an Eighth Amendment, Consent and Waiver dated as of January 1, 2016, and by a Ninth Amendment effective as of September 27, 2016 (as so amended, the “Credit Agreement”), in connection with which Borrower has executed and delivered to Lender an Amended and Restated Revolving Credit Note dated on or about September 27, 2016 in the maximum principal amount of $10,000,000 (the “Revolving Credit Note”), and Borrower and others have executed and/or delivered to Lender certain other agreements, documents and instruments (all of the foregoing, as the same may be amended, restated, extended or otherwise modified from time to time, to be collectively referred to as the “Loan Documents”). Unless otherwise defined in the Recitals, all capitalized terms in these Recitals shall have the meanings ascribed to such terms in the Loan Documents.

Pursuant to the terms of the Credit Agreement Borrower is prohibited from incurring Indebtedness to third parties unless specifically provided for in the Credit Agreement, is restricted in its ability to make payments of Indebtedness to third parties unless specifically provided for in the Credit Agreement and is prohibited from making changes to such Indebtedness. In connection with GEE’s acquisition of Paladin Consulting, Inc. GEE is required to pay to Enoch S. Timothy and Dorothy L. Timothy (collectively, the “Paladin Sellers”) an “Earnout” and an “Additional Earnout” (collectively, the “Paladin Earnouts”) as provided in Appendix II and Appendix III to the Stock Purchase Agreement between GEE and the Paladin Sellers dated on or about January 1, 2016 (the “Paladin Stock Purchase Agreement”) and the other agreements, documents and instruments executed and/or delivered in connection therewith (collectively, the “Paladin Stock Purchase Documents”). Lender has entered into a Subordination Agreement with the Paladin Sellers dated on or about January 1, 2016 (the “Paladin Subordination Agreement”) pursuant to which the Paladin Sellers have agreed to subordinate the payment of Indebtedness owed by GEE to the Paladin Sellers to the payment of the Obligations, to prohibit any amendment of the Indebtedness payable by GEE to the Paladin Sellers, and to such other terms and provisions as provided in the Paladin Subordination Agreement.

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Borrower has requested, and Lender has agreed, upon the terms and conditions contained in this Amendment, to permit GEE and the Paladin Sellers to modify the terms for payment of, and the structure of, the Earnout and Additional Earnout payable under the terms of the Paladin Stock Purchase Documents as provided in an Addendum No. 1 to the Paladin Stock Purchase Agreement dated on or about the date hereof (“Addendum No. 1”), and to make such other changes to the Credit Agreement and the Loans as described herein.

AGREEMENT:

1. Defined Terms. Unless otherwise defined in the Recitals or in the body of this Amendment, all capitalized terms shall have the meanings ascribed to such terms in the Loan Documents.

2. Borrower Representations. Borrower hereby represents to Lender, that:

(a) All Loan Documents executed by Borrower, including without limitation the Credit Agreement, constitute valid and legally binding obligations of Borrower, enforceable against Borrower in accordance with the terms thereof;

(b) Borrower has no claims, offsets, counterclaims, or defenses with respect to the payment or performance of any Obligations owing to Lender under any of the Loan Documents;

(c) No Default or Event of Default shall have occurred and be continuing under the terms of the Loan Documents; and

(d) As a material inducement to Lender entering into this Amendment Borrower acknowledges and agrees that Lender is relying on the accuracy and veracity of each of the representations contained in this paragraph 2.

3. Consent and Waiver. Subject to the terms, conditions, representations and warranties contained herein, Lender hereby (i) consents to Borrower’s execution and delivery of Addendum No. 1 in the form attached hereto as Exhibit A and the transactions contemplated thereby, (ii) consents, subject to Borrower’s Borrowing Capacity equal or exceeding One and 00/100 Dollars ($1.00) after payment of the “Paladin Earnout Payment” (defined below), as determined on a pro forma basis, to GEE’s payment of cash in the amount of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) to the Paladin Sellers in connection with the restructuring of the Paladin Earnouts pursuant to the terms of Addendum No. 1 (the “Paladin Earnout Payment”), (iii) consents to GEE’s execution and delivery of a subordinated promissory note dated on or about the date hereof in original the principal amount of One Million and 00/100 Dollars ($1,000,000.00) in the form attached hereto as Exhibit B in connection with the restructuring of the Paladin Earnouts pursuant to the terms of Addendum No. 1 (the “Paladin Earnout Note”), and (iv) agrees to waive the Defaults and Events of Default under Sections 8.1, 8.7 and 8.16 of the Credit Agreement that have or will occur as a result of GEE’s execution and delivery of Addendum No. 1 and the consummation of the transactions contemplated therein, the payment of the Paladin Earnout Payment, and the execution and delivery of the Paladin Earnout Note.

4. Amendment of Paladin Subordination Agreement. As a condition to Lender’s waiver and consents described in Section 3, above, and consent to the amendments to the Credit Agreement described herein, the Paladin Sellers shall have executed and delivered to Lender an Amendment No. 1 to the Paladin Subordination Agreement in form and content acceptable to Lender in Lender’s sole discretion.

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5. Permitted Payments. The following amendments are hereby made to Section 8.7 of the Credit Agreement:

(a) Subsection (xvi) of Section 8.7(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(xvi) a cash payment by GEE to or for the benefit of Enoch S. Timothy and Dorothy L. Timothy, married individuals residing at 7905 Vale Court, North Richland Hills, Texas 76182 (collectively, the “Paladin Sellers”) on or about January 20th, 2017 in the amount of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) pursuant to the terms of Addendum No. 1 dated on or about January 20, 2017 (“Addendum No. 1”) to the Stock Purchase Agreement between GEE and the Paladin Sellers dated on or about January 1, 2016 (the “Paladin Stock Purchase Agreement”), as the Paladin Stock Purchase Agreement is in effect on the date of execution of Addendum No. 1 and as modified by Addendum No. 1, and disregarding any amendment, modification, restatement or replacement of the Paladin Stock Purchase Agreement, and all other agreements, documents or instruments executed and/or delivered by Paladin Consulting, Inc., a Texas corporation (“Paladin”), the Paladin Sellers, GEE or any other person in connection with the Paladin Stock Purchase Agreement or the transactions contemplated thereby (collectively, the “Paladin Purchase Documents”) after the date of execution of Addendum No. 1 (the “Paladin Earnout Cash Payment”);”

(b) Subsection (xvii) of Section 8.7(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(xvii) The issuance by GEE to the Paladin Sellers of a Subordinated Nonnegotiable Promissory Note dated January20, 2017 in a maximum principal amount of One Million and 00/100 Dollars ($1,000,000.00) pursuant to the terms of Addendum No. 1 (the “Paladin Earnout Note”), as the Paladin Earnout Note is in effect on the date of GEE’s execution and delivery of the Paladin Earnout Note, and disregarding any amendment, modification, restatement or replacement of the Paladin Earnout Note or any of the Paladin Purchase Documents after the date of GEE’s execution and delivery of the Paladin Earnout Note;

(A) Subject to clause (xvii), immediately above, payments of cash by GEE to the Paladin Sellers of regularly scheduled payments of interest due and payable under the terms of the Paladin Earnout Note in accordance with the terms of the Paladin Earnout Note, as the Paladin Earnout Note is in effect on the date of GEE’s execution and delivery of the Paladin Earnout Note, and disregarding any amendment, modification, restatement or replacement of the Paladin Earnout Note after the date of GEE’s execution and delivery thereof (each, a “Permitted Earnout Note Interest Payment”), but not any distribution, payment or other amount in prepayment of any obligations or liabilities of, relating to, or with respect to, any Permitted Earnout Note Interest Payment, whether mandatory, voluntary or otherwise, or due to the acceleration of maturity of any Permitted Earnout Note Interest Payment for any reason under the terms of the Paladin Earnout Note or any of the other Paladin Purchase Documents, as the Paladin Earnout Note and the Paladin Purchase Documents are in effect on the date of GEE’s execution and delivery of the Paladin Earnout Note, and disregarding any amendment, modification, restatement or replacement of the Paladin Earnout Note or any of the Paladin Purchase Documents after the date of GEE’s execution and delivery of the Paladin Earnout Note;

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(B) Subject to clause (xvii), above, a payment of cash by GEE, or distribution of shares of GEE common stock, or any combination of cash and shares of GEE common stock (as provided in the Paladin Earnout Note), to the Paladin Sellers of the regularly scheduled payment of the principal due and payable under the terms of the Paladin Earnout Note on the maturity date of the Paladin Earnout Note in accordance with the terms of the Paladin Earnout Note, as the Paladin Earnout Note is in effect on the date of GEE’s execution and delivery of the Paladin Earnout Note, and disregarding any amendment, modification, restatement or replacement of the Paladin Earnout Note after the date of GEE’s execution and delivery thereof (each, a “Permitted Earnout Note Maturity Payment”), but not any distribution, payment or other amount in prepayment of any obligations or liabilities of, relating to, or with respect to, any Permitted Earnout Note Maturity Payment, whether mandatory, voluntary or otherwise, or due to the acceleration of maturity of the Permitted Earnout Note Maturity Payment for any reason under the terms of the Paladin Earnout Note or any of the other Paladin Purchase Documents, as the Paladin Earnout Note and the Paladin Purchase Documents are in effect on the date of GEE’s execution and delivery of the Paladin Earnout Note, and disregarding any amendment, modification, restatement or replacement of the Paladin Earnout Note or any of the Paladin Purchase Documents after the date of GEE’s execution and delivery of the Paladin Earnout Note.”

(c) Paragraph (b) of Section 8.7 of the Credit Agreement is hereby amended by deleting each reference to “Paladin Initial Earnout Payment” contained therein and by replacing the term “Permitted Earnout Note Interest Payment” therefor, and by deleting each reference to “Paladin Additional Earnout Payment” contained therein and by replacing the term “Permitted Paladin Earnout Note Maturity Payment” therefor.

(d) Clause (ii) of Section 8.7(b) of the Credit Agreement is hereby amended by adding the following clause immediately prior to the final semicolon thereof:

“and provided further, in the case of the Permitted Paladin Earnout Note Maturity Payment, GEE shall be permitted to pay such Permitted Paladin Earnout Note Maturity Payment in shares of GEE’s common stock pursuant to the terms of the Paladin Earnout Note, as the Paladin Earnout Note is in effect on the date of GEE’s execution and delivery of the Paladin Earnout Note, and disregarding any amendment, modification, restatement or replacement of the Paladin Earnout Note or any of the Paladin Purchase Documents after the date of GEE’s execution and delivery of the Paladin Earnout Note”

6. Amendment Fee; Reimbursement of Lender. As consideration for Lender’s consents and waivers, and amendment of the Credit Agreement, as provided above, and pursuant to Sections 10.9 and 10.10 of the Credit Agreement, Borrower shall (a) pay to Lender on the date hereof an amendment fee in the amount of Eight Thousand Five Hundred and 00/100 Dollars ($8,500.00), and (b) reimburse, indemnify and hold Lender harmless for the reasonable fees and costs and expenses incurred by Lender for the services of legal professionals engaged by Lender in connection with the negotiation and preparation of this Amendment. With respect to any amount required to be paid or reimbursed by Borrower pursuant to the foregoing provisions of this paragraph 6 , it is hereby agreed that Lender may charge any such amount to the Revolving Credit on the date such payment is due or such reimbursement is made.

7. Amendment Effective Date. This Amendment shall be effective as of January 20, 2017 (the “Amendment Effective Date”). The amendments and modifications to any Loan Document contained in this Amendment shall be effective as of the Amendment Effective Date, shall be applied from and after the Amendment Effective Date, and shall not have retroactive effect, unless otherwise specifically provided for in this Amendment.

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8. Release. By executing this Amendment Borrower hereby absolutely and unconditionally releases and forever discharges Lender, and any and all participants, co-lenders, parent entities, subsidiary entities, affiliates, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or in equity or upon contract or tort or under any state or federal law or otherwise, which Borrower has had, now has or has made claim to have against any such Person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and include the date of this Amendment, whether such claim, demand or cause of action is matured or unmatured or known or unknown.

9. Specificity of Provisions. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to or a waiver of any other term or condition of the Credit Agreement or any of the documents referred to therein, or (b) prejudice any right or rights which Lender may now have or may have in the future under or in connection with the Credit Agreement or any or any other Loan Document. From and after the Amendment Effective Date, whenever the Credit Agreement is referred to in the Credit Agreement or in any of the other Loan Documents, it shall be deemed to mean the Credit Agreement as modified by this Amendment.

10. Binding Effect of Loan Documents. Borrower hereby acknowledges and agrees that upon giving effect to this Amendment, the Credit Agreement and each other Loan Document shall continue to be binding upon such Borrower and shall continue in full force and effect.

11. No Events of Default. Borrower hereby represents and warrants that upon giving effect to this Amendment no default or Event of Default shall have occurred and be continuing under the terms of the Credit Agreement.

12. Choice of Law. This Amendment and the legal relations among the parties hereto shall be governed by and construed in accordance with the internal laws of the State of New York without regard to its conflicts of law principles.

13. Counterparts. This Amendment may be executed by one or more the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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[SIGNATURE PAGES IMMEDIATELY FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers.

LENDER: ACF FINCO I LP

By:
Name:
Its:
Date:

BORROWER: GEE GROUP, INC.	TRIAD PERSONNEL SERVICES, INC.

By:	By:
Name:	Name:
Its:	Its:
Date:	Date:

BUSINESS MANAGEMENT PERSONNEL, INC.	BMPS, INC.

By:	By:
Name:	Name:
Its:	Its:
Date:	Date:

BMCH, INC.	BMCHPA, INC.

By:	By:
Name:	Name:
Its:	Its:
Date:	Date:

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TRIAD LOGISTICS, INC.	SCRIBE SOLUTIONS, INC.

By:	By:
Name:	Name:
Its:	Its:
Date:	Date:

AGILE RESOURCES, INC.	ACCESS DATA CONSULTING CORPORATION

By:	By:
Name:	Name:
Its:	Its:
Date:	Date:

PALADIN CONSULTING, INC.

By:
Name:
Its:
Date:

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EXHIBIT A ADDENDUM NO. 1 TO PALADIN STOCK PURCHASE AGREEEMENT

See attached.

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EXHIBIT B PALADIN EARNOUT NOTE

See attached.

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